Exhibit 1.1
16,666,667 Shares
Cardtronics, Inc.
Common Stock
($0.0001 Par Value)
UNDERWRITING AGREEMENT
November    , 2007
Deutsche Bank Securities Inc.
William Blair & Company, L.L.C.
Banc of America Securities LLC
As Representatives of the
     Several Underwriters listed in Schedule I hereto
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
     Cardtronics, Inc., a Delaware corporation (the “Company”), and certain shareholders of the Company (the “Selling Shareholders”) propose to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representatives (the “Representatives”) an aggregate of 16,666,667 shares (the “Firm Shares”) of the Company’s common stock, $0.0001 par value (the “Common Stock”), of which 8,333,333 shares will be sold by the Company and 8,333,334 shares will be sold by the Selling Shareholders. The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto, and the respective amounts to be sold by the Selling Shareholders are set forth opposite their names in Schedule II hereto. The Company and the Selling Shareholders are sometimes referred to herein collectively as the “Sellers.” The Selling Shareholders also propose to sell at the Underwriters’ option an aggregate of up to 2,500,000 additional shares of the Company’s Common Stock (the “Option Shares”) as set forth below.
     As the Representatives, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the “Shares.”
     RBC Capital Markets Corporation (“RBC Capital”) has agreed to reserve up to 666,667 of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus (as defined below) under the heading “Underwriting” (the “Directed Share Program”). The Shares to be sold by RBC Capital and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.” Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.
     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:
     1. Representations and Warranties of the Company and the Selling Shareholders.
          (a) The Company represents and warrants to each of the Underwriters as follows:
               (i) A registration statement on Form S-1 (File No. 333-145929) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Act and the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.” Any reference herein to the Prospectus shall be deemed to include any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Shares by the Underwriters.
               (ii) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Use Free Writing

Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule IV hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:
     “Applicable Time” means                      [a/p]m (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.
     “Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to that time.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.
     “General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule V to this Agreement.
     “Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
               (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the subsidiaries of the Company as listed in Exhibit 21 to Item 16(a) of the Registration Statement (collectively, the “Subsidiaries”) has been duly formed or incorporated and is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its incorporation, or organization and with corporate, limited liability or partnership power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified could not (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise)or prospects of the Company and its Subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding; the description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the General Disclosure Package and the Prospectus accurately and fairly describes such plans, arrangements, options and rights.

               (iv) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company and the Shares to be issued and sold pursuant to the exercise of stock options held by the Selling Shareholders have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except for the Amended and Restated Investors Agreement dated February 10, 2005, as amended on to date (the “Investors Agreement”) among the Company and certain of its securityholders and for rights that have been waived in writing, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a registration statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.
               (v) The information set forth under the caption “Capitalization” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct. All of the Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents. Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (i) issued any securities; (ii) incurred any liability or obligation, direct or contingent, for borrowed money other than in the ordinary course of business; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

               (vi) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.
               (vii) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (A) the Company has promptly notified or will promptly notify the Representatives and (B) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
               (viii) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(a)(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.
               (ix) (i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares as contemplated by the Registration Statement.
               (x) The consolidated financial statements, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial condition and the results of operations and cash flows of the Company and the consolidated Subsidiaries and the financial services business of 7-Eleven, Inc., a Texas corporation (the “7-Eleven Financial Services Business”), purchased pursuant to an Asset Purchase Agreement dated June 1, 2007, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.
               (xi) Each of (i) KPMG LLP, who has certified certain of the financial statements of the Company and the Subsidiaries filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus and (ii) PricewaterhouseCoopers LLP, who has certified certain of the financial statements of the 7-Eleven Financial Services Business, which financial statements and supporting schedules are included in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries, and an independent certified public accounting firm with respect to the 7-Eleven Financial Services Business, respectively, within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

               (xii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
               (xiii) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and The Nasdaq Global Market thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company, each of the Subsidiaries and their respective officers and directors to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.
               (xiv) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its Subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Company or any of its Subsidiaries, and any such action, suit or proceeding, if determined adversely to the Company or such Subsidiary would have a Material Adverse Effect.
               (xv) Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its Subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(x) hereof (or elsewhere in the Registration Statement, the General Disclosure Package or the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary. And except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the real property, improvements, equipment and personal property held under lease by the Company or any Subsidiary are held under valid and enforceable leases, with no exceptions that would materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary taken as a whole.
               (xvi) The Company and the Subsidiaries have filed all necessary Federal, State, local and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company and the Subsidiaries have made appropriate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(x) hereof in respect of all Federal,

State, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any Subsidiaries has not been finally determined.
               (xvii) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.
               (xviii) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iii) for such violations as would not reasonably be expect to have, individually or in the aggregate, a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or of the certificate or articles of incorporation or by-laws of the Company or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction.
               (xix) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.
               (xx) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority (“FINRA”) or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.
               (xxi) The Company and each Subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.
               (xxii) Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its Subsidiaries own or possess or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect.
               (xxiii) Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on The Nasdaq Global Market in accordance with Regulation M under the Exchange Act.
               (xxiv) Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, General Disclosure Package and the Prospectus, will be an “investment company” within the meaning of such term under the Investment Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.
               (xxv) The Company and each of the Subsidiaries maintains a system of internal accounting controls that is in compliance with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxvi) Except as described in the Registration Statement, General Disclosure Package and the Prospectus, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Chief Executive Officer and Chief Financial Officer of the Company by others within the Company or any of its Subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
               (xxvii) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived or represent the Company’s and the Subsidiaries’ good faith estimates that are made on the basis of data derived from such sources.
               (xxviii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.
               (xxix) Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
               (xxx) Each of the Company and its Subsidiaries are insured by nationally recognized institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any Subsidiary will not be able (i)

to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Within the three years preceding the date hereof, neither the Company nor any Subsidiary has been denied any insurance coverage, which it has sought or for which it has applied.
               (xxxi) The Company and each Subsidiary and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder)) established or maintained by the Company, its Subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein includes the regulations and published interpretations thereunder) of which the Company or such Subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan”; or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code has received a determination letter from the Internal Revenue Service stating that it is so qualified, and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.
               (xxxii) To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement.
               (xxxiii) Neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.
               (xxxiv) The Shares have been approved for listing subject to notice of issuance on The Nasdaq Global Market.

               (xxxv) There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required.
               (xxxvi) Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character necessary to be disclosed in the Prospectus in order to make the statements therein not misleading.
               (xxxvii) No relationship, direct or indirect, exists between or among any of the Company, any Subsidiary or any Affiliate of the Company or any Subsidiary, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company, any Subsidiary or any Affiliate of the Company or any Subsidiary, on the other hand, which is required by the Act to be disclosed in the Registration Statement, which is not so disclosed. As of the date of the initial filing of the registration statement referred to in Section 1(a)(i), there were no outstanding personal loans made, directly or indirectly, by the Company or any affiliate (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”) of the Company to or for the benefit of any of the officers or directors of the Company or any Affiliate of the Company or any of their respective family members.
               (xxxviii) None of the information on (or hyperlinked from) the Company’s website at http://www.cardtronics.net/ includes or constitutes a “free writing prospectus” as defined in Rule 405 under the Act and the Company does not maintain or support any website other than http://www.cardtronics.net/ and http://www.cardtronicseft.net/.
               (xxxix) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.
               (xl) Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

               (xli) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company or the Subsidiaries, is imminent, which would result in a Material Adverse Effect.
               (xlii) Except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company’s knowledge, threatened, against the Company or any of its subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its subsidiaries and, to the best of the Company’s knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.
               (xliii) All agreements or documents of the Company or any of the Subsidiaries which are material to the Company have been filed as exhibits to a report required to be filed by the Company with the Commission.
               (xliv) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.
               (xlv) The Company has not offered, or caused RBC Capital or its affiliates to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.
               (xlvi) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, with respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its Subsidiaries (the “Company Stock Plans”), (i) each Stock Option designated by the Company or the relevant Subsidiary of the Company at the time of grant as an “incentive stock option” under Section 422 of the Code, so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company or the relevant Subsidiary of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act, to the extent applicable, and all other applicable laws and regulatory rules or requirements, (iv) the per share exercise price of each Stock Option was equal to or greater than the fair market value of a share of Common Stock on the applicable

Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the consolidated financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. Neither the Company nor any of its Subsidiaries has knowingly granted, and there is no and has been no policy or practice of the Company or any of its Subsidiaries of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their results of operations or prospects.
          (b) Each of the Selling Shareholders severally represents and warrants as follows:
               (i) Such Selling Shareholder now has and at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined) will have good and marketable title to the Firm Shares and the Option Shares to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Firm Shares and Option Shares; and upon the delivery of, against payment for, such Firm Shares and Option Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.
               (ii) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, the Power of Attorney and the Custodian Agreement referred to below and to perform its obligations under such Agreements. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder. Each of the Power of Attorney and the Custodian Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and are valid and binding agreements of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms. The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of such Selling Shareholder, if not an individual, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.
               (iii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.
               (iv) (x) The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (y) the Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (z) as of the Applicable Time and as of the Closing Date or the Option Closing Date, as the case may be, the General Disclosure Package did not include and will not include any untrue statement of a material fact and did not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, the foregoing representations and warranties in clauses (x), (y) and (z) are limited to statements or omissions made in reliance upon information relating to such Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use in the Registration Statement, General Disclosure Package and Prospectus, it being understood that the only information furnished by such Selling Shareholder is the information under “Principal and Selling Stockholders” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package). The sale of the Shares by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
               (v) No consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or under which he or it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Shareholder of any of the other transactions contemplated hereby.
               (vi) There are no affiliations or associations between any member of FINRA and such Selling Shareholder or any affiliate of such Selling Shareholder, except as set forth in the Registration Statement.
     2. Purchase, Sale and Delivery of the Firm Shares.
          (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $___ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The obligations of the Company and of each of the Selling Shareholders shall be several and not joint.
          (b) Certificates in negotiable form and/or one or more option agreements with signed irrevocable notices of exercise, for the total number of the Shares to be sold hereunder by the Selling Shareholders have been placed in custody with the Company as custodian (the

“Custodian”) pursuant to the Custodian Agreement executed by each Selling Shareholder for delivery of all Firm Shares and any Option Shares to be sold hereunder by the Selling Shareholders. Each of the Selling Shareholders specifically agrees that the Firm Shares and any Option Shares represented by the certificates and/or option agreements held in custody for the Selling Shareholders under the Custodian Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a corporate Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custodian Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares or the Option Shares hereunder, certificates for the Firm Shares or the Options Shares, as the case may be, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.
          (c) Payment for the Firm Shares to be sold hereunder is to be made in Federal (same day) funds to an account designated by the Company for the shares to be sold by it and to an account designated by the Custodian for the shares to be sold by the Selling Shareholders, in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)
          (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders listed on Schedule III hereto hereby grant an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The maximum number of Option Shares to be sold by the Selling Shareholders is set forth opposite their respective names on Schedule III hereto. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) at any time, from time to time thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company, the Attorney-in-Fact, and the Custodian setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. If the option granted hereby is exercised in part, the respective number of Option Shares to be sold by each of the Selling Shareholders listed in Schedule III hereto shall be determined on a pro rata basis in accordance with the percentages set forth opposite their names on Schedule III hereto, adjusted by you in such manner as to avoid fractional shares. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Attorney-in-Fact. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of “Cardtronics, Inc., as Custodian” for the Option Shares to be sold by the Selling Shareholders against delivery of certificates therefor through the facilities of The Depository Trust Company, New York, New York.
          (e) If on the Closing Date or Option Closing Date, as the case may be, any Selling Shareholder fails to sell the Firm Shares or Option Shares which such Selling Shareholder has agreed to sell on such date as set forth in Schedule II hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents Firm Shares or the Option Shares which such Selling Shareholder has failed to so sell, as set forth in Schedule II hereto, or such lesser number as may be requested by the Representatives.
     3. Offering by the Underwriters.
          It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.
          It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.
     4. Covenants of the Company and the Selling Shareholders.
          (a) The Company covenants and agrees with the several Underwriters that:
               (i) The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act, (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.
               (ii) The Company will (i) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule V hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.
               (iii) [Reserved]
               (iv) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.
               (v) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.
               (vi) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the

Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.
               (vii) The Company will comply with the Act and the Rules and Regulations, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.
               (viii) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

               (ix) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.
               (x) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement, the General Disclosure Package and the Prospectus.
               (xi) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 180 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives; however, the Company may issue shares of Common Stock in an aggregate amount not to exceed 5% of the Company’s outstanding shares of Common Stock after giving effect to the issuance or sale of Common Stock offered hereby in connection with an acquisition by the Company of any business, products or technologies provided that the holders of any shares of Common Stock issued pursuant to this subclause shall agree to be bound by an agreement substantially in the form of Exhibit A hereto for a period that shall not exceed the remainder of the 180-day restricted period. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representatives waive, in writing, such extension.
               (xii) The Company will use its best efforts to list the shares for quotation on The Nasdaq Global Market and maintain the listing of the Shares on The Nasdaq Global Market.
               (xiii) The Company has caused each officer, director, Selling Shareholder and shareholders beneficially owning 1% or more of the Company’s Common Stock as of September 30, 2007 to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit A (the “Lockup Agreement”).
               (xiv) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Registration Statement, General Disclosure Package and the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.
               (xv) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.
               (xvi) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.
               (xvii) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.
               (xviii) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.
          (b) Each of the Selling Shareholders covenants and agrees with the several Underwriters that:
               (i) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other capital stock of the Company or other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by the Selling Shareholder or request the registration for the offer or sale of any of the foregoing (or as to which the Selling Shareholder has the right to direct the disposition of) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by such Selling Shareholder otherwise than hereunder or with the prior written consent of the Representatives. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representatives waive, in writing, such extension.
               (ii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (iii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.
               (iv) Such Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.
               (v) During the Prospectus Delivery Period, such Selling Shareholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any change in the information relating to such Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.
     5. Costs and Expenses.
          The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Shareholders; any roadshow expenses except as specified below; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Shares; the Listing Fee of The Nasdaq Global Market; the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation in Section 1(a)(ii); half the cost of aircraft chartered in connection with the road show; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. To the extent, if at all, that any of the Selling Shareholders engage special legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Shareholder in accordance with the Investors Agreement. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Sellers pro rata. The Company agrees to pay all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of Directed Shares by the Underwriters to employees and persons having business relationships with the Company and the Subsidiaries. The Sellers shall not, however, be required to pay for any of the Underwriter’s expenses (other than those related to qualification under FINRA regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.
     6. Conditions of Obligations of the Underwriters.
          The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:
          (a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company or the Selling Shareholders, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.
          (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Vinson & Elkins L.L.P., counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) and substantially in the form of Exhibit B hereto. In rendering such opinion Vinson & Elkins L.L.P. may rely as to matters governed by the laws of states other than the laws of the State of Texas, the State of Delaware and the State of New York or Federal laws on local counsel in such jurisdictions.
          (c) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Michael Keller, General Counsel of the Company and counsel for the Selling Shareholders, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) and substantially in the form of Exhibit C hereto. In rendering such opinion such counsel may rely as to matters governed by the laws of states other than the laws of the State of Texas.
          (d) The Representatives shall have received from Shearman & Sterling LLP, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be. In rendering such opinion Shearman & Sterling LLP may rely as to all matters governed other than by the laws of the State of New York and the State of Delaware or Federal laws on the opinion of counsel referred to in Paragraph (b) of this Section 6.
          (e) The Representatives shall have received at or prior to the Closing Date from Shearman & Sterling LLP a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.
          (f) You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, letters dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of KPMG LLP and PricewaterhouseCoopers LLP confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries, and an independent certified public accounting firm with respect to the 7-Eleven Financial Services Business, respectively, within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.
          (g) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:
               (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;
               (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

               (iii) All filings required to have been made pursuant to Rules 424, 430A, 430B or 430C under the Act have been made as and when required by such rules;
               (iv) He or she has examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
               (v) He or she has examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;
               (vi) He or she has examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
               (vii) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.
          (h) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate of the Selling Shareholders to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:
               (i) The representations and warranties of such Selling Shareholder contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be; and
               (ii) Such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to such date.

          (i) On the date hereof, the Selling Shareholders shall have furnished for review by the Representatives executed copies of the Power of Attorney and Custodian Agreement.
          (j) The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.
          (k) The Firm Shares and Option Shares, if any, have been approved for quotation upon notice of issuance on The Nasdaq Global Market.
          (l) The Lockup Agreements described in Sections 4(a)(xi) and (b)(i) are in full force and effect.
          The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Shearman & Sterling LLP, counsel for the Underwriters.
          If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Shareholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.
          In such event, the Selling Shareholders, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).
     7. Conditions of the Obligations of the Sellers.
          The obligations of the Sellers to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.
     8. Indemnification.
          (a) The Company agrees:
     (1) to indemnify and hold harmless each Underwriter, the directors and officers of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. The Company also agrees to indemnify and hold harmless Deutsche Bank Securities Inc. (“DBSI”), its directors and officers and each person, if any, who controls DBSI within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of DBSI’s participation as a “qualified independent underwriter” within the meaning of Rule 2720 of the National Association of Securities Dealers’ Conduct Rules in connection with the offering of the Shares, except for any losses, claims, damages, liabilities and judgments resulting from DBSI’s, its directors’, officers’ or any such controlling person’s willful misconduct; and
     (2) to reimburse each Underwriter, each Underwriters’ directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.
          (b) The Selling Shareholders agree to indemnify the Underwriters, each Underwriters’ directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise to the same extent as indemnity is provided by the Company pursuant to Section 8(a) above; provided, however, that each Selling Shareholder will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company specifically for use therein, it being understood and agreed that the only information furnished by such Selling Shareholder is the information under “Principal and Selling Stockholders” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package). This indemnity obligation will be in addition to any liability which the Company may otherwise have. The liability of each Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate offering price of the Shares sold by such Selling Shareholder under this Agreement.
          (c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholders, and each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.
          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a), (b), (c) or (e) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b), (c) or (e). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 45 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (other than local counsel) for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a), (b) or (e) and by the Company and the Selling Shareholders in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 8(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for DBSI in its capacity as a “qualified independent underwriter” and all persons, if any, who control DBSI within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act.
          (e) The Company and each subsidiary of the Company, whether direct or indirect, jointly and severally, agree to indemnify and hold harmless RBC Capital, it directors, officers, affiliates and each person, if any, who controls RBC Capital or its affiliates within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of RBC Capital.
          (f) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b), (c) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such Selling Shareholder from the Underwriters in the offering. The Underwriters’ obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint.
          (g) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.
          (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors or officers or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.
     9. Default by Underwriters.
          If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Shareholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholders except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     10. Notices.
          All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows:
          If to the Underwriters,
Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Attention: Equity Capital Markets — Syndicate Desk
with a copy to
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Attention: General Counsel
William Blair & Company, L.L.C.
222 West Adams Street
Chicago, Illinois 60606
Attn: Syndicate Desk
with a copy to

William Blair & Company, L.L.C.
222 West Adams Street
Chicago, Illinois 60606
Attn: General Counsel
Banc of America Securities LLC
9 West 57th Street
New York, NY 10019
Facsimile: (212) 933-2217
Attention: Syndicate Department
with a copy to:
Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Facsimile: (212) 901-7860
Attention: ECM Legal
          If to the Company
Cardtronics, Inc.
3110 Hayes Road
Houston, TX 77082
Attention: Michael E. Keller
with a copy to
Vinson & Elkins LLP
First City Tower
1001 Fannin Street, Suite 2300
Houston, TX 77002-6760
Attention: David P. Oelman
          If to the Selling Shareholders, to
Cardtronics, Inc.
3110 Hayes Road
Houston, TX 77082
Attention: Michael E. Keller
with a copy to
TA Associates, Inc.
John Hancock Tower
56th Floor
200 Clarendon Street
Boston, Massachusetts 02116
The CapStreet Group, LLC

600 Travis Street, Suite 6110
Houston, Texas 77002
     11. Termination.
          This Agreement may be terminated by you by notice to the Sellers (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, in your sole judgment, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or material change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, materially impair the investment quality of the Securities, or (iii) suspension of trading in securities generally on the New York Stock Exchange or The Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company’s common stock by The Nasdaq Global Market, the Commission, or any other governmental authority or, (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States; or
          (b) as provided in Sections 6 and 9 of this Agreement.
     12. Successors.
          This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.
     13. Information Provided by Underwriters.
          The Company, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the eleventh through sixteenth paragraphs under the caption “Underwriting” in the Prospectus.
     14. Miscellaneous.
          The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or any Selling Shareholder or controlling person thereof, as the case may be, and (c) delivery of and payment for the Shares under this Agreement.
          The Company and the Selling Shareholders acknowledge and agree that each Underwriter in providing investment banking services to the Company and the Selling Shareholders in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company and the Selling Shareholders do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.
          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.
          The Underwriters, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders), on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.
          If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

Very truly yours, CARDTRONICS, INC.
By

Selling Shareholders listed on Schedule II

By
Attorney-in-Fact

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC. WILLIAM BLAIR & COMPANY, L.L.C. BANC OF AMERICA SECURITIES LLC As Representatives of the several Underwriters listed on Schedule I

By: Deutsche Bank Securities Inc.

By

Authorized Officer

By

Authorized Officer

By: William Blair & Company, L.L.C.

By

By: Banc of America Securities LLC

By

SCHEDULE I
Schedule of Underwriters

Number of Firm Shares
Underwriter	to be Purchased

Deutsche Bank Securities Inc.

William Blair & Company, L.L.C.

Banc of America Securities LLC

J.P. Morgan Securities Inc.

Piper Jaffray & Co.

RBC Capital Markets Corporation

Total	16,666,667

I-1

SCHEDULE II
Schedule of Selling Shareholders

Number of Firm Shares
Selling Shareholder	to be Sold
The CapStreet Group, LLC
TA Associates, Inc.
Ralph H. Clinard
Fred R. Lummis
Michael Wilson
Roger Kafker
Michael H. Clinard
Jack M. Antonini
J. Chris Brewster
Thomas E. Upton
Ronald Delnevo
Robert P. Barone
Jorge M. Diaz
Frederick W. Brazelton
CapStreet II, LP
CapStreet Parallel II, LP
TA IX, L.P.
TA/Atlantic and Pacific IV L.P.
TA/Atlantic and Pacific V L.P.
TA Strategic Partners Fund A L.P.
TA Investors II, L.P.
TA Strategic Partners Fund B L.P.
Ralph H. Clinard
Laura Clinard
Ralph Clinard Family Trust
Clinard Family Trust for the benefit of Kristi Labis
Clinard Family Trust for the benefit of Korrine Levine
Clinard Family Trust for the benefit of Andrea Bishop
Clinard Family Trust for the benefit of Michael Clinard
Brian Archer
Keith Myers
Michael E. Keller
Jerry Garcia

II-1

Number of Firm Shares
Selling Shareholder	to be Sold
Robert L. Burrell
Larry Archer
Mac Longoria
John McHenry
Douglas Deitel
Jim Bettinger
Charles Smith
Tres Thompson
Paul Oliphant
Sandra D. Menjivar
Ron Coben
Matt DeLellis
Henry Freyer
John R. Soderlund
Carl Osterlof
Giovanni A. Locandro
Roche Capital, LLC
Diebold, Incorporated
Ben Psillas
Carter Groves
Fred Boyd
Jonathan Shaw
Mike Griffin
Lloyd Nobles
Melissa Schultz
Eric S. Lemer
McCarthy Investment Company, LLC
Steve Karp
Bally Shannon Partners, LLC
Tom Black
Bill King
Laurie D. Buhrer and D. Paul Buhrer, as Tenants by the Entirety
Michael Jennings

Total	8,333,334

II-2

SCHEDULE III
Schedule of Option Shares

	Maximum Number	Percentage of
	of Option Shares	Total Number of
Name of Seller	to be Sold	Option Shares
The CapStreet Group, LLC
TA Associates, Inc.
Fred R. Lummis
Michael Wilson
Roger Kafker
CapStreet II, LP
CapStreet Parallel II, LP
TA IX, L.P.
TA/Atlantic and Pacific IV L.P.
TA/Atlantic and Pacific V L.P.
TA Strategic Partners Fund A L.P.
TA Investors II, L.P.
TA Strategic Partners Fund B L.P.

Total		100%

III-1

SCHEDULE IV
[Price and other terms of the offering conveyed orally]

IV-1

SCHEDULE V
List each Issuer Free Writing Prospectus to be included in the General Disclosure Package including Final Term Sheet, if applicable
None

V-1

EXHIBIT A
LOCK-UP AGREEMENT
November      , 2007
Deutsche Bank Securities Inc.
William Blair & Company, L.L.C.
Banc of America Securities LLC
As Representatives of the
     Several Underwriters
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
          The undersigned understands that Deutsche Bank Securities Inc., William Blair & Company, L.L.C. and Banc of America Securities LLC, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Cardtronics, Inc. (the “Company”), providing for the public offering by the Underwriters, including the Representatives, of common stock, par value $0.0001 (the “Common Stock”), of the Company (the “Public Offering”).
          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Representatives, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right

Exh. A-1

(including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.
          The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 180 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representatives waive, in writing, such extension.
          Notwithstanding the foregoing, the undersigned may transfer (a) shares of Common Stock acquired in open market transactions by the undersigned after the completion of the Public Offering, and (b) any or all of the shares of Common Stock or other Company securities if the transfer is by (i) gift, will or intestacy, or (ii) distribution to partners, members or shareholders of the undersigned; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.
          The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.
          In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.
          The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.
          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or

Exh. A-2

agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
          Notwithstanding anything herein to the contrary, if the closing of the Public Offering has not occurred prior to December 31, 2007, this agreement shall be of no further force or effect.

Signature:
Print Name:

Number of shares owned
subject to warrants, options
or convertible securities:	Certificate numbers:

Exh. A-3

EXHIBIT B
OPINION OF VINSON & ELKINS L.L.P.

Exh. B-1

EXHIBIT C
OPINION OF MICHAEL KELLER,
GENERAL COUNSEL

Exh. C-1